LEGG MASON CASH RESEREVE TRUST

              Supplement to the Prospectus dated December 31, 2003


The fourth paragraph of the section entitled "Other" beginning on Page 13 of the prospectus is replaced in its entirety with the following:

       Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

       The fund reserves the right to:

o refuse any client or reject any purchase order for shares (including exchanges) for any reason, or suspend the offering of shares for a period of time;

o        change its minimum investment amounts; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC").

The paragraph being replaced begins with: "The fund reserves the right to:" and includes the subsequent three bullet pointed phrases.

                                    * * * * *


The third paragraph of the section entitled "Exchange privilege" on Page 15 of the prospectus is replaced in it entirety with the following:

       The fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.

The paragraph being replaced begins with: "The fund reserves the right to:" and includes the subsequent two bullet pointed phrases.


                      This supplement is dated May 5, 2004.
  You should retain this supplement with your prospectus for future reference.